APPENDIX I TO THE PRICING AND BOOKKEEPING AGREEMENT

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Trust                                     Series                                                               Effective Date
Liberty Funds Trust I                     Liberty High Yield Securities Fund                                          11/1/91
                                          Liberty Income Fund                                                          5/1/92
                                          Liberty Strategic Income Fund                                                5/1/92
                                          Liberty Tax-Managed Growth Fund                                            12/30/96
                                          Liberty Tax-Managed Value Fund                                               6/1/99
                                          Liberty Tax-Managed Growth Fund II                                           3/1/00
                                          Liberty Tax-Managed Aggressive Growth Fund                                   8/1/00

Liberty Funds Trust II                    Liberty Intermediate Government Fund                                        2/14/92
                                          Liberty Newport Japan Opportunities Fund                                     6/3/96
                                          Liberty Newport Greater China Fund                                          5/12/97


Liberty Funds Trust III                   Liberty Select Value Fund                                                   11/1/91
                                          The Liberty Fund                                                            2/14/92
                                          Liberty Federal Securities Fund                                             2/14/92
                                          Liberty Newport Global Equity Fund                                          2/14/92
                                          Liberty Newport International Equity Fund                                   2/14/92
                                          Liberty Contrarian Small-Cap Fund                                          10/19/98
                                          Liberty Contrarian Equity Fund                                             10/19/98
                                          Liberty Contrarian Income Fund                                             10/19/98
                                          Liberty Contrarian Fund                                                     12/1/98

Liberty Funds Trust IV                    Liberty High Yield Municipal Fund                                            6/5/92
                                          Liberty Tax-Exempt Fund                                                     11/1/91
                                          Liberty Tax-Exempt Insured Fund                                             11/1/91
                                          Liberty Utilities Fund                                                      2/14/92

Liberty Funds Trust V                     Liberty Massachusetts Tax-Exempt Fund                                       11/1/91
                                          Liberty Connecticut Tax-Exempt Fund                                         11/1/91
                                          Liberty California Tax-Exempt Fund                                           8/3/92
                                          Liberty New York Tax-Exempt Fund                                             8/3/92
                                          Liberty Ohio Tax-Exempt Fund                                                 8/3/92
                                          Liberty Global Young Investor Fund                                         11/15/00

Liberty Funds Trust VI                    Liberty Growth & Income Fund                                                   7/1/92
                                          Liberty Small-Cap Value Fund                                                  11/2/92
                                          Liberty Newport Asia Pacific Fund                                             8/25/98

Liberty Funds Trust VII                   Liberty Newport Tiger Fund                                                     5/1/95
                                          Liberty Newport Europe Fund                                                   11/1/99

Liberty Floating Rate Advantage Fund                                                                                    1/27/00

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By:
     -----------------------------------------------------
     J. Kevin Connaughton, Treasurer


By:
     -----------------------------------------------------
     Carol J. Anguilla, Secretary
     Colonial Management Associates, Inc.

Dated: May 23, 2001